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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (Date of earliest event reported): DECEMBER 17, 2004



                           PATTERSON-UTI ENERGY, INC.
             (Exact name of registrant as specified in its charter)


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
               DELAWARE                                 0-22664                              75-2504748
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            incorporation)


            4510 LAMESA HIGHWAY
               SNYDER, TEXAS                                                  79549
   (Address of principal executive offices)                                 (Zip Code)

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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (325) 574-6300


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT .

On December 17, 2004, Patterson-UTI Energy, Inc. and certain of its subsidiaries replaced its current credit facility with a new Credit Agreement between Bank of America, N.A. (as administrative agent, LC issuer and lender), The Bank of Tokyo-Mitsubishi, LTD., Sumitomo Mitsui Banking Corp. and Wells Fargo Bank, N.A. (as co-syndication agents), The Royal Bank of Scotland plc (as documentation agent) and the Banc of America Securities LLC (as sole lead arranger and sole book manager), along with certain other lenders.

The foregoing is qualified by reference to Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         10.1 Credit Agreement dated December 17, 2004 among Patterson-UTI Energy, Inc., Bank of America, N.A. (as administrative agent, LC issuer and lender), The Bank of Tokyo-Mitsubishi, LTD., Sumitomo Mitsui Banking Corp. and Wells Fargo Bank, N.A. (as co-syndication agents), The Royal Bank of Scotland plc (as documentation agent) and the Banc of America Securities LLC (as sole lead arranger and sole book manager).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  PATTERSON-UTI ENERGY, INC.



Dated:  December 23, 2004        By:  /s/ Jonathan D. Nelson
                                   ------------------------------------------
                                      Name:  Jonathan D. Nelson
                                      Title:  Vice President - Finance, Chief
                                      Financial Officer, Secretary and Treasurer



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                                  EXHIBIT INDEX

Exhibit           Description

10.1 Credit Agreement dated December 17, 2004 among Patterson-UTI Energy, Inc., Bank of America, N.A. (as administrative agent, LC issuer and lender), The Bank of Tokyo-Mitsubishi, LTD., Sumitomo Mitsui Banking Corp. and Wells Fargo Bank, N.A. (as co-syndication agents), The Royal Bank of Scotland plc (as documentation agent) and the Banc of America Securities LLC (as sole lead arranger and sole book manager).